Exhibit 99.2

Repibresib (VYN201) Phase 2b Topline Results Repibresib in Subjects with Non-segmental Vitiligo July 2025

Forward Looking Statements and Important Notes This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the clinical development of VYNE’s product candidates and other statements regarding the future expectations, plans and prospects of VYNE. All statements in this press release which are not historical facts are forward-looking statements, including the Company’s intention to seek a development and commercialization partner for repibresib, timing of an update on the Company’s plans for repibresib and anticipated timing for announcing data from Part 2 of the Phase 2b trial. Any forward-looking statements are based on VYNE’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: VYNE’s ability to successfully develop its product candidates; the timing of commencement of future preclinical studies and clinical trials; VYNE’s ability to complete and receive favorable results from clinical trials of its product candidates; VYNE’s ability to find a partner for repibresib; VYNE’s ability to obtain additional funding, either through equity or debt financing transactions or collaboration arrangements; and VYNE’s ability to comply with various regulations applicable to its business. For a discussion of other risks and uncertainties, and other important factors, any of which could cause VYNE’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in VYNE’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and VYNE’s other filings from time to time with the U.S. Securities and Exchange Commission. Although VYNE believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and VYNE undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and VYNE’s own internal estimates and research. While VYNE believes these third-party sources to be reliable as of the date of this presentation, VYNE has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while VYNE believes its own internal research is reliable, such research has not been verified by any independent source. You are cautioned not to give undue weight to any such information, projections and estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. This presentation concerns product candidates that are under clinical investigation. None of such product candidates have been approved for marketing by the FDA or the EMA, and such product candidates are currently limited to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2

Repibresib (VYN201) Phase 2b NSV Trial Design

Top-line results from 24-week vehicle-controlled treatment period reported



Screening
PART 1: Vehicle-controlled treatment period (24 weeks)
PART 2: Extension treatment period (28 weeks)
Safety follow-up (4 weeks)
1:1:1:1
N=177 (mITT)
Repibresib (VYN201) Gel 3% QD (N=41)
Repibresib (VYN201) Gel 2% QD (N=43)
Repibresib (VYN201) Gel 1% QD (N=46)
Vehicle QD (N=47)
Re-randomization 1:1:1
Key Inclusion Criteria
• Aged 18-75 with NSV
• F-VASI ≥ 0.5
• T-VASI ≥ 3
Key Exclusion Criteria
• Leukotrichia >33% of lesion
• Other forms of vitiligo
• Other skin depigmentation disorders
W24
Primary endpoint
W52

Key safety assessments:

- Treatment emergent adverse events
- Local skin tolerability assessments
- Clinical laboratory assessments, Physical exam/vitals, PK

Key efficacy endpoints:

Primary: Proportion of subjects achieving F-VASI50 at Week 24 vs. Vehicle

Secondary: Proportion of subjects achieving T-VASI50 at Week 52
Proportion of subjects achieving F-VASI25/75 at Week 24 and 52
% CFB in F-VASI score at Week 24 and 52

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Key Patient Demographics: Baseline Characteristics Were Generally Balanced Between Treatment Arms

Characteristics (mITT)	Repibresib 3% (N=41)	Repibresib 2% (N=43)	Repibresib 1% (N=46)	Vehicle (N=47)	Total (N=177)
Age, mean (SD), y	49.0 (9.97)	51.4 (14.04)	48.6 (12.24)	51.7 (13.17)	50.2 (12.46)
Age Category (years)					
≤ 40	6 (14.6)	8 (18.6)	13 (28.3)	11 (23.4)	38 (21.5)
> 40 to 65	34 (82.9)	30 (69.8)	29 (63.0)	29 (61.7)	122 (68.9)
> 65	1 (2.4)	5 (11.6)	4 (8.7)	7 (14.9)	17 (9.6)
Female, n (%)	25 (61.0)	19 (44.2)	21 (45.7)	27 (57.4)	92 (52.0)
White, n (%)	34 (82.9)	38 (88.4)	34 (73.9)	36 (76.6)	142 (80.2)
Fitzpatrick Skin Type, n (%)					
I	1 (2.4)	3 (7.0)	0	3 (6.4)	7 (4.0)
II	12 (29.3)	13 (30.2)	16 (34.8)	12 (25.5)	53 (29.9)
III	13 (31.7)	16 (37.2)	17 (37.0)	17 (36.2)	63 (35.6)
IV	11 (26.8)	10 (23.3)	11 (23.9)	10 (21.3)	42 (23.7)
V	3 (7.3)	1 (2.3)	2 (4.3)	4 (8.5)	10 (5.6)
VI	1 (2.4)	0	0	1 (2.1)	2 (1.1)
Baseline F-VASI, mean (SD)	0.8807 (0.5230)	0.8697 (0.5323)	0.8286 (0.4266)	0.9006 (0.4478)	0.8698 (0.4790)
Baseline T-VASI, mean (SD)	6.2866 (1.9979)	6.1232 (2.2811)	6.2016 (2.2660)	6.0913 (2.2728)	6.1730 (2.1949)
F-BSA, mean (SD), %	1.0334 (0.5976)	0.9898 (0.5867)	0.9320 (0.5007)	1.0193 (0.5312)	0.9927 (0.5502)
T-BSA, mean (SD), %	7.0583 (1.9929)	6.6817 (2.2868)	6.5912 (2.3862)	6.6120 (2.4283)	6.7269 (2.2764)
Disease Activity (Face), (%)					
Progressive	21 (51.2)	16 (37.2)	15 (32.6)	16 (34.0)	68 (38.4)
Stable	20 (48.8)	27 (62.8)	31 (67.4)	31 (66.0)	109 (61.6)

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5 Corporate Events/PRs NDRs Repibresib 3% Repibresib 2% Repibresib 1% Vehicle Repibresib Overall Tota l Intent to Treat (ITT) 50 51 51 52 152 204 Modified Intent to Treat (mITT) 41 43 46 47 130 177 Per Protocol (PP) 40 43 46 47 129 176 Discontinued before Week 24 (mITT) 15 (36.6%) 13 (30.2%) 12 (26.1%) 5 (10.6%) 40 (30.7%) 45 (25.4%) Patient Decision 9 (22.0%) 5 (11.6%) 3 (5.9%) 2 (4.3%) 17 (13.1%) 19 (10.7%) Lost to Follow-up 1 (2.4%) 5 (11.6%) 6 (11.8%) 2 (4.3%) 12 (9.2%) 14 (7.9%) Adverse Event 3 (7.3%) 2 (4.7%) 3 (5.9%) 0 8 (6.2%) 8 (4.5%) Non-Compliance with Study Procedure 1 (2.4%) 0 0 0 1 (0.8%) 1 (0.5%) Lack of efficacy to study treatment 1 (2.4%) 0 0 1 (2.1%) 2 (1.5%) 2 (1.1%) Protocol deviation 0 1 (2.3%) 0 0 1 (0.8%) 1 (0.5%) Subject Disposition & Treatment Discontinuation During 24-Week Period • mITT reflects exclusion of 2 non-compliant sites in Canada & 3 additional subjects with FVASI <0.5 at Baseline • Overall discontinuation rates for all repibresib arms higher than treatment arms in Phase 2b and Phase 3 studies for approved and late-stage vitiligo therapies* • Discontinuation rates due toAEs for all repibresib arms comparable to treatment arms in Phase 2b and Phase 3 studies for approved and late-stage vitiligo therapies * *Clinicaltrials.gov; Study Publications; 1. NCT03715829; 2. NCT04818346; NCT03099304; NCT04927975

Efficacy Endpoints: F-VASI50 (Primary) and F-VASI75 (Key Secondary)

24-week vehicle-controlled treatment period, mITT

Proportion of Subjects Achieving F-VASI50 at Week 24*

Variable	Repibresib 3% (N=41)	Repibresib 2% (N=43)	Repibresib 1% (N=46)	Vehicle (N=47)
Subjects Achieving F-VASI50 at Week 24				
Responder	8/41 (19.5%)	7/43 (16.3%)	8/46 (17.4%)	11/47 (23.4%)
Non-Responder	14/41 (34.1%)	20/43 (46.5%)	25/46 (54.3%)	29/47 (61.7%)
Imputed Population	19/41 (46.3%)	16/43 (37.2%)	13/46 (28.3%)	7/47 (14.9%)
Odds Ratio	2.21	1.26	0.98	
95% Confidence Interval	(0.8, 6.08)	(0.46, 3.45)	(0.36, 2.71)	
P-Value	0.1245	0.6497	0.9718	

Proportion of Subjects Achieving F-VASI75 at Week 24*

Variable	Repibresib 3% (N=41)	Repibresib 2% (N=43)	Repibresib 1% (N=46)	Vehicle (N=47)
Subjects Achieving F-VASI75 at Week 24				
Responder	4/41 (9.8%)	3/43 (7.0%)	5/46 (10.9%)	3/47 (6.4%)
Non-Responder	18/41 (43.9%)	24/43 (55.8%)	28/46 (60.9%)	37/47 (78.7%)
Imputed Population	19/41 (46.3%)	16/43 (37.2%)	13/46 (28.3%)	7/47 (14.9%)
Odds ratio	3.12	1.97	2.22	
95% Confidence Interval	(0.67, 14.54)	(0.39, 9.85)	(0.50, 9.92)	
P-Value	0.1468	0.4096	0.2946	

- Per Protocol sensitivity analysis was consistent with the above
- Imputed population = Discontinued subjects and subjects excluded from the primary population as due to an out of window visit at Week 24. This included n=2 F-VASI50 responders receiving Repibresib 3% and n=1 F-VASI50 responder receiving Repibresib 2%.

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* Logistic Regression, Multiple Imputation

-50.0 -45.0 -40.0 -35.0 -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 0 2 4 6 8 10 12 14 16 18 20 22 24 Percent Change from Baseline FVASI Treatment Week VYN201 3% VYN201 2% VYN201 1% Vehicle 7 Efficacy Endpoints: % Change from BL in F-VASI (Key Secondary) & T-VASI (Exploratory) Change from Baseline in F-VASI by Week* 24-week vehicle-controlled treatment period, mITT * -43.6% -25.6% Change from Baseline in T-VASI by Week* -40.0 -35.0 -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 5.0 0 2 4 6 8 10 12 14 16 18 20 22 24 Percent Change from Baseline TVASI Treatment Week Vehicle VYN201 3% VYN201 2% VYN201 1% * -28.3% -16.2% *ANCOVA, LSMean, Observed Case Data Repibresib 3% vs Vehicle at Week 24, p=0.0020 Repibresib 3% vs Vehicle at Week 24, p=0.0436

-60.0 -55.0 -50.0 -45.0 -40.0 -35.0 -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Mean Percent Change from Baseline FVASI Treatment Week VYN201 3% VYN201 2% VYN201 1% Vehicle 8 Additional Exploratory Analyses: F-VASI and T-VASI Change beyond Week 24 Change from Baseline in F-VASI by Week (Observed Cases, mITT) Change from Baseline in T-VASI by Week (Observed Cases, mITT) Part 2 -56.2% -40 -35 -30 -25 -20 -15 -10 -5 0 5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Mean Percent change from Baseline TVASI Treatment Week Vehicle VYN201 3% VYN201 2% VYN201 1% -37.1% 3% arm at Week 30: • 3 additional subjects achieved F-VASI50 (13 total or 56.5%, 13/23 observed cases) • 1 additional achieved F-VASI75 (7 total or 30.4%, 7/23 observed cases) 3% arm at Week 30: • 1 additional subject achieved T-VASI50 (10 total or 43.5%, 10/23 observed cases) 96% of subjects that reached Week 24 visit continued into the extension 3% dose continued to show deepening of effect from Visit 7 (Week 24) to Visit 8 (Week 30) Subjects on vehicle crossed over to 1%, 2% or 3% arm after Week 24 Subjects on vehicle crossed over to 1%, 2% or 3% arm after Week 24 Preliminary Week 30 data as of 25JUL25 V7 V8 V7 V8

Summary of Treatment Emergent Adverse Events ≥5% Frequency

24-week vehicle-controlled treatment period

Majority of skin-related* TEAEs were mild in severity and resolved during study conduct (76.0% "Mild", 23.7% "Moderate" and 0.2% "Severe")

Adverse Events ≥5% Frequency, n (%)	3% Repibresib (n=50)	2% Repibresib (n=51)	1% Repibresib (n=51)	Vehicle (n=52)	Total (n=204)
Patients with at least one TEAE	40 (80.0%)	37 (72.5%)	39 (76.5%)	23 (44.2%)	139 (68.1%)
Most common TEAEs by PT					
Application site pain	7 (14.0%)	3 (5.9%)	7 (13.7%)	2 (3.8%)	19 (9.3%)
Erythema	3 (6.0%)	7 (13.7%)	6 (11.8%)	2 (3.8%)	18 (8.8%)
Burning sensation	4 (8.0%)	6 (11.8%)	4 (7.8%)	1 (1.9%)	15 (7.4%)
Seborrhoeic dermatitis	8 (16.0%)	1 (2.0%)	3 (5.9%)	2 (3.8%)	14 (6.9%)
Dry skin	2 (4.0%)	6 (11.8%)	3 (5.9%)	2 (3.8%)	13 (6.4%)
Pruritus	0	3 (5.9%)	7 (13.7%)	3 (5.8%)	13 (6.4%)
Skin irritation	1 (2.0%)	7 (13.7%)	4 (7.8%)	0	12 (5.9%)
Rash	1 (2.0%)	6 (11.8%)	3 (5.9%)	1 (1.9%)	11 (5.4%)
Patients with serious TEAE	0	0	1 (2.0%)**	0	1 (0.5%)
Patients with TEAE leading to discontinuation	3 (6.0%)	2 (3.9%)	3 (5.9%)	0	8 (3.9)

** Acute cholelithiasis without obstruction, moderate severity, not drug related

- No clear dose-dependent increase in frequency of skin-related TEAEs
- Discontinuation rates due to AEs for all repibresib arms comparable to treatment arms in Phase 2b and Phase 3 studies for approved and late-stage vitiligo therapies

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*Grouped analysis of "Skin and subcutaneous tissue disorders" and "General disorders and administration site conditions" system organ classes